Supplement dated August 22, 2011 to the prospectus listed below, as supplemented

Fund	Prospectus Material Number	Effective Date
Columbia Absolute Return Emerging Markets Macro Fund	S-6423-99 C	08/01/2011

The section “Buying and Selling Shares” in the Summary of the Fund is hereby revised and replaced as follows:

BUYING AND SELLING SHARES

		Individual retirement
	Nonqualified accounts (all classes	accounts (all classes	Class I
Minimum Initial Investment	except I, R and W)	except I, R and W)	Class R	Class W
For investors other than systematic investment plans	$10,000	$10,000	None	$500
Systematic investment plans	$10,000	$10,000	None	$500

S-6423-1 A (8/11)